Exhibit 10.2


                               Fourth Amendment to
                         Executive Employment Agreement
                              Frederick G. Beisser


This Fourth AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT ("Fourth Amendment") is entered into as of September 30, 2009 by and between PlanGraphics Inc., a Colorado Corporation, formerly known as Integrated Spatial Information Solution, Inc. (`Employer") and Frederick G. Beisser ("Executive").

WHEREAS, Executive and Employer are parties to an Executive Employment Agreement dated January 1, 2002 ("the Agreement"); and

WHEREAS, the term of the Agreement was previously extended from time to time through October 31, 2009,

WHEREAS, the parties mutually desire to further extend the term and modify the provisions of the Agreement.

NOW THEREFORE, and in consideration of the mutual covenants and agreements hereunder contained, the parties hereby agree as follows:

     4) Paragraph 2 of this Agreement is hereby amended to change the Expiration Date to March 31, 2010.

     5) All other terms and conditions of the Agreement as amended shall remain unchanged


    EXECUTIVE                                   PLANGRAPHICS, INC
                                                A Colorado Corporation

        /S/ Fred Beisser                        /S/ John C. Antenucci
    ------------------------                    ---------------------

    Frederick G Beisser                         John C. Antenucci
                                                President and CEO

    Date:  September 21, 2009                   Date: September 21, 2009